SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                         -------------------------------

                                   FORM 8-K/A

                                 AMENDMENT NO. 1
                                TO CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): APRIL 15, 2002
                                                          --------------


                         BIO-IMAGING TECHNOLOGIES, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        DELAWARE                         1-11182                  11-2872047
--------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)



826 NEWTOWN-YARDLEY ROAD, NEWTOWN PA                              18940
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)



                                 (267) 757-1360
                        ---------------------------------
                         (Registrant's telephone number,
                              including area code)



          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     Bio-Imaging Technologies, Inc. (the "Company") hereby amends its Current Report on Form 8-K dated April 15, 2002 filed with the Securities and Exchange Commission on April 17, 2002 to file an amended letter from Arthur Andersen LLP ("Arthur Andersen"). As reported by the Company in such Current Report on Form 8-K, on April 15, 2002, the Company determined to dismiss Arthur Andersen as its independent auditors and to engage the services of PricewaterhouseCoopers LLP ("PWC") as its new independent auditors. The change in auditors was effective April 15, 2002. This determination followed the Company's decision to seek proposals from independent accountants to audit the financial statements of the Company, and was approved by the Company's Board of Directors upon the recommendation of its audit committee. PWC will audit the financial statements of the Company for the fiscal year ending December 31, 2002, and for the transition period from October 1, 2001 to December 31, 2001.

     During the two most recent fiscal years of the Company ended September 30, 2001, and the subsequent interim period through April 15, 2002, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its reports. Arthur Andersen's prior audit report on the Company's financial statements for each of the two most recent fiscal years in the period ended September 30, 2001 contained no adverse opinion or disclaimer of opinion and was not modified or qualified as to uncertainty, audit scope, or accounting principles. A letter from Arthur Andersen addressed to the Securities and Exchange Commission stating their agreement with the above statements is attached as Exhibit 16.

     During the two most recent fiscal years of the Company ended September 30, 2001, and the subsequent interim period through April 15, 2002, the Company did not consult with PWC regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-B.


     ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c) Exhibits.

            Exhibit No.        Description of Exhibits
            -----------        -----------------------

            16.1 Amended Letter from Arthur Andersen LLP regarding change in certifying accountant.

            99.1 Press Release disclosing change in certifying accountant issued April 16, 2002.

                                   SIGNATURES
                                   ----------


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          BIO-IMAGING TECHNOLOGIES, INC.


                                          By: /s/ Mark L. Weinstein
                                              ----------------------------------
                                              Mark L. Weinstein, President,
                                                Chief Executive Officer and
                                                Chief Financial Officer


Date:  April 26, 2002